Exhibit 99.1

FORM OF VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is entered into as of July 8, 2019, by and between Cisco Systems, Inc., a California corporation (“Parent”), and the undersigned stockholder (“Stockholder”) of Acacia Communications, Inc., a Delaware corporation (the “Company”). Terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

A.    The execution and delivery of this Agreement by Stockholder is a material inducement to the willingness of Parent to enter into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among Parent, Amarone Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Sub”) and the Company, pursuant to which Sub will merge with and into the Company (the “Merger”), and the Company will survive the Merger and become a wholly-owned subsidiary of Parent.

B.    Stockholder understands and acknowledges that the Company and Parent are entitled to rely on (i) the truth and accuracy of Stockholder’s representations contained herein and (ii) Stockholder’s performance of the obligations set forth herein.

NOW, THEREFORE, in consideration of the premises, representations, warranties, covenants and other agreements set forth in the Merger Agreement and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Restrictions on Shares.

(a)    Except for sales of Shares during the period beginning on the date hereof and ending on the fifth Business Day after the date hereof pursuant to the terms of any trading plan adopted pursuant to Rule 10b5-1 under the Exchange Act prior to the date of this Agreement, Stockholder shall not at any time prior to the Expiration Date, directly or indirectly, (i) transfer (except as may be specifically required by court order or by operation of law), grant an option with respect to, sell, exchange, pledge or otherwise dispose of, or encumber, the Shares (as such term is defined in Section 4) or any New Shares (as such term is defined in Section 1(d)), (ii) enter into a swap or similar transaction that transfers the economic consequences of ownership of the Shares or any New Shares or (iii) make any offer or enter into any agreement providing for any of the foregoing; provided that nothing contained herein will be deemed to restrict the ability of Stockholder to exercise, prior to the Expiration Date, any Company Options held by Stockholder; provided, further, that Stockholder may transfer Shares and New Shares (A) to any member of Stockholder’s immediate family, (B) to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family for estate planning purposes, (C) to a charitable entity qualified as a 501(c)(3) organization under the Code or (D) in connection with or for the purpose of personal tax-planning; provided, further, that any such transfer shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement. As used herein, the term “Expiration Date” shall mean the earlier to occur of (x) the first Business Day following the date on which the Company Stockholder Approval shall have been obtained and (y) the date and time of the termination of the Merger Agreement in compliance with its terms.

(b)    Except pursuant to the terms of this Agreement, Stockholder shall not, directly or indirectly, grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust, or enter into a voting agreement or similar arrangement or commitment with respect to any of the Shares.

(c)    Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect in any material respect or have the effect of materially impairing the ability of Stockholder to perform its obligations under this Agreement or, in its capacity as a stockholder of the Company, preventing or materially delaying the consummation of any of the transactions contemplated hereby; provided that to the extent Stockholder is a director or officer of the Company, such Stockholder may, in his or her capacity as a director or officer of the Company, take such actions as may be permitted under Section 5.2 and Section 5.3 of the Merger Agreement.

(d)    Any shares of Company Common Stock or other securities of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) after the date of this Agreement and prior to the Expiration Date, including pursuant to the exercise of options or warrants to purchase Shares (collectively, the “New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

2.    Agreement to Vote Shares. Prior to the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent or resolution of the stockholders of the Company with respect to any of the following, Stockholder shall vote, to the extent not voted by the person(s) appointed under the Irrevocable Proxy (as defined in Section 3) the Shares and any New Shares in favor of adoption of the Merger Agreement and any matter that would reasonably be expected to facilitate the Merger (including any adjournment of any meeting of the stockholders of the Company in order to solicit additional proxies in favor of the adoption of the Merger Agreement) and against any Acquisition Proposal and any other matter that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement in any material respect. Parent acknowledges that the voting covenant, set forth herein and in the Irrevocable Proxy shall not be effective for any other purpose and Stockholder retains the right to vote in any manner on all other matters in Stockholder’s sole discretion.

3.    Irrevocable Proxy. Concurrently with the execution and delivery of this Agreement, Stockholder shall deliver to Parent a duly executed proxy in the form attached hereto as Exhibit A (the “Irrevocable Proxy”), which proxy is coupled with an interest, and, until the Expiration Date, shall be irrevocable to the fullest extent permitted by law, with respect to each and every meeting of the stockholders of the Company or action or approval by written resolution or consent of stockholders of the Company with respect to the matters contemplated by Section 2 covering the total number of Shares and New Shares in respect of which Stockholder is entitled to vote at any such meeting or in connection with any such written consent. Upon the execution of this Agreement by Stockholder, (i) Stockholder hereby revokes any and all prior proxies (other than the Irrevocable Proxy) given by Stockholder with respect to the subject matter contemplated by Section 2 and (ii) Stockholder shall not grant any subsequent proxies with respect to such subject matter, or enter into any agreement or understanding with any Person to vote or give instructions with respect to the Shares and any New Shares in any manner inconsistent with the terms of Section 2, until after the Expiration Date.

4.    Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to Parent as follows:

(a)    Stockholder is the beneficial or record owner of, or exercises voting power over, that number of shares of Company Common Stock set forth on the signature page hereto (all such shares owned beneficially or of record by Stockholder, or over which Stockholder exercises voting power, on the date hereof, collectively, the “Shares”). Stockholder does not hold any other outstanding shares of capital stock of the Company. No person not a signatory to this Agreement has a beneficial interest in or a right to acquire or vote any of the Shares (other than, (i) if Stockholder is a partnership, the rights and interest of persons and entities that own partnership interests in Stockholder under the partnership agreement governing Stockholder and applicable partnership law or (ii) if Stockholder is a married individual and resides in a State with community property laws, the community property interest of his or her spouse to the extent applicable under such community property law, in which case such spouse has executed a spousal consent hereto if requested by Parent). The Shares are and will be at all times up until the Expiration Date free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on Stockholder’s voting rights, charges and other encumbrances of any nature that would materially and adversely affect the ability of Stockholder to perform his, her or its obligations under this Agreement. Stockholder’s principal residence or place of business is set forth on the signature page hereto.

(b)    Stockholder has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of Stockholder. This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Parent, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity.

(c)    The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or require notice to or the consent of any person under, any agreement, law, rule, regulation, judgment, order or decree by which Stockholder is bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or materially delay Stockholder from performing his, her or its obligations under this Agreement.

5.    Consent and Waiver. Stockholder hereby waives any and all rights to contest or object to the execution and delivery of the Merger Agreement, the Company Board of Directors’ actions in approving and recommending the Merger, the consummation of the Merger and the other transactions provided for in the Merger Agreement, or to seek damages or other legal or equitable relief in connection therewith (but for the avoidance of doubt this waiver does not extend to any claims relating to any breach of the Merger Agreement). From and after the Effective Time, Stockholder’s right to receive cash on the terms and subject to the conditions set forth in the Merger Agreement shall constitute Stockholder’s sole and exclusive right against the Company and/or Parent in respect of Stockholder’s ownership of the Shares or status as a stockholder of the Company or any agreement or instrument with the Company pertaining to the Shares or Stockholder’s status as a stockholder of the Company.

6.    Confidentiality. Stockholder (i) shall hold any information regarding this Agreement, the Merger Agreement and the Merger in strict confidence, and shall not divulge any such information to any third person until Parent has publicly disclosed the Merger and this Agreement and (ii) shall not issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Merger, the Merger Agreement or the other transactions contemplated thereby without the prior written consent of Parent, except, in case (i) or (ii), as may be required by law or by any listing agreement with, or the policies of, the NASDAQ Global Select Market in which circumstance Stockholder shall make reasonable efforts to consult with Parent to the extent practicable.

7.    Appraisal Rights. Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that Stockholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with the Merger.

8.    Miscellaneous.

(a)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed given on (i) the date of delivery, if delivered personally, by commercial delivery service or mailed by registered or certified mail (return receipt requested) or (ii) on the date of confirmation of receipt (or the next Business Day, if the date of confirmation of receipt is not a Business Day), if sent via facsimile or e-mail (with confirmation of receipt), to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice):

(i) if to Parent, to:

Cisco Systems, Inc. 170 West Tasman Drive
San Jose, CA 95134
Attention: General Counsel
Facsimile No.: (408) 525-2912
Telephone No.: (408) 526-4000

with a copy (which shall not constitute notice) to:

Fenwick & West LLP
Silicon Valley Center 801 California Street
Mountain View, CA 94041
Attention: Douglas N. Cogen
Ken S. Myers
Facsimile No.: (650) 938-5200
Telephone No.: (650) 988-8500
Email: DCogen@fenwick.com
KMyers@fenwick.com

(ii)    if to Stockholder, to the address set forth for Stockholder on the signature page hereof.

(b)    Interpretation. When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section of or an Exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The phrases “the date of this Agreement,” “the date hereof,” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date first written above.

(c)    Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein or in the Irrevocable Proxy. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation of this Agreement or the Irrevocable Proxy, Parent shall have the right to seek to enforce such covenants and agreements and the Irrevocable Proxy by specific performance, injunctive relief or by any other means available to Parent at law or in equity and Stockholder hereby waives any requirement for the security or posting of any bond in connection with such enforcement.

(d)    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties hereto; it being understood that all parties need not sign the same counterpart.

(e)    Entire Agreement; Non-assignability; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto (including the Irrevocable Proxy) (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder. Except as provided in Section 1(a), neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by Stockholder without the prior written consent of Parent, and any such assignment or delegation that is not consented to shall be null and void. This Agreement, together with any rights, interests or obligations of Parent hereunder, may be assigned or delegated in whole or in part by Parent to any affiliate of Parent to which Parent assigns its rights under the Merger Agreement without the consent of or any action by Stockholder upon notice by Parent to Stockholder as herein provided. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective permitted successors and assigns (including any person to whom any Shares are sold, transferred or assigned).

(f)    Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to use their commercially reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(g)    Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.

(h)    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware. The parties hereto hereby irrevocably submit to the exclusive jurisdiction the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware, solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8(a) or in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof.

(i)    Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

(j)    Additional Documents, Etc. Stockholder shall execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the purpose and intent of this Agreement. Without limiting the generality or effect of the foregoing or any other obligation of Stockholder hereunder, Stockholder hereby authorizes Parent to deliver a copy of this Agreement to the Company and hereby agrees that each of the Company and Parent may rely upon such delivery as conclusively evidencing the consents and waivers of Stockholder referred to in Section 5, in each case for purposes of all agreements and instruments to which such elections, consents and/or waivers are applicable or relevant.

(k)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(l)    Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (i) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as a record holder and beneficial owner of the Shares and the New Shares, and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of the Subsidiaries or in such Stockholder’s capacity as a trustee or fiduciary of any Company Employee Plan and (ii) nothing herein will be construed to limit or affect any action or inaction by Stockholder or any representative of Stockholder, as applicable, serving on the Company Board or on the board of directors of any Subsidiary or as an officer or fiduciary of the Company or any Subsidiary, acting in such person’s capacity as a director, officer, employee or fiduciary of the Company or any Subsidiary.

(m)    Term. This Agreement and all obligations hereunder shall terminate upon the Expiration Date. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided that (i) nothing set forth in this Section 8(m) shall relieve any party from liability for any intentional breach of this Agreement prior to termination hereof and (ii) the provisions of this Section 8(m) shall survive any termination of this Agreement.

(n)    No Recourse. Parent and Stockholder agree that Stockholder will not be liable (in Stockholder’s capacity as a stockholder) for claims, losses, damages, liabilities or other obligations resulting from the Company’s breach of the Merger Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

CISCO SYSTEMS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

STOCKHOLDER:

(Print Name of Stockholder)

(Signature)

(Print name and title if signing on behalf of an entity)

(Print Address)

(Print Address)

(Print Telephone Number)

Shares beneficially owned on the date hereof:

                                          shares of Company Common Stock

[SIGNATURE PAGE TO VOTING AGREEMENT]

EXHIBIT A

IRREVOCABLE PROXY

TO VOTE STOCK OF

ACACIA COMMUNICATIONS, INC.

The undersigned stockholder of Acacia Communications, Inc., a Delaware corporation (the “Company” and such stockholder, “Stockholder”), hereby irrevocably (to the fullest extent permitted by the General Corporation Law of the State of Delaware (“Delaware Law”) but subject to termination as provided below) appoints Mark Chandler, Executive Vice President, Chief Legal Officer and Chief Compliance Officer, and Robert Salvagno, Vice President of Corporate Development and Cisco Investments, of Cisco Systems, Inc., a California corporation (“Parent”), and each of them, or any other designee of Parent, as the sole and exclusive attorneys-in-fact and proxies of Stockholder, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that Stockholder is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by Stockholder, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this irrevocable proxy (this “Irrevocable Proxy”). The Shares beneficially owned by Stockholder as of the date of this Irrevocable Proxy are listed on the signature page of this Irrevocable Proxy. Upon Stockholder’s execution of this Irrevocable Proxy, any and all prior proxies given by Stockholder with respect to any Shares are hereby revoked and Stockholder agrees not to grant any subsequent proxies or enter into any agreement or understanding with any Person (as defined in the Merger Agreement (as defined below)) to vote or give instructions with respect to the Shares and New Shares in any manner inconsistent with the terms of this Irrevocable Proxy until after the Expiration Time (as defined below).

Until the Expiration Time, this Irrevocable Proxy is irrevocable (to the fullest extent permitted by Delaware Law), is coupled with an interest, is granted pursuant to that certain Voting Agreement dated as of even date herewith by and between Parent and Stockholder, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger, dated as of July 8, 2019, by and among Parent, Amarone Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Sub”) and the Company (the “Merger Agreement”), pursuant to which Sub will merge with and into the Company (the “Merger”), and the Company will survive the Merger and become a wholly-owned subsidiary of Parent. As used herein, the term “Expiration Time” shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (ii) the date and time of the termination of the Merger Agreement in compliance with its terms.

The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by Stockholder, at any time prior to the Expiration Time, to act as Stockholder’s attorney-in-fact and proxy to vote the Shares, and to exercise all voting and other rights of Stockholder with respect to the Shares (including the power to execute and deliver written consents pursuant to Delaware Law), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting as follows: (i) in favor of adoption of the Merger Agreement and any matter that would reasonably be expected to facilitate the Merger (including adjournment of any meeting of Stockholders in order to solicit additional proxies in favor of adoption of the Merger Agreement) and (ii) against any Acquisition Proposal (as defined in the Merger Agreement) and any other matter that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the Transactions.

The attorneys-in-fact and proxies named or described above may not exercise this Irrevocable Proxy on any other matter except as provided above. Stockholder may vote the Shares on all other matters.

Stockholder, for himself, herself or itself and all of his, her or its heirs, successors and assigns, hereby releases the attorneys-in-fact and proxies named or otherwise described above and all replacements thereof from any liability arising from any exercise of the proxy granted hereunder.

All authority herein conferred shall survive Stockholder’s death or incapacity and any obligation of Stockholder hereunder shall be binding upon his, her or its heirs, personal representatives, successors and assigns.

[signature page follows]

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable. This Irrevocable Proxy may not be amended or otherwise modified without the prior written consent of Parent. This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Time.

Dated: July     , 2019

(Print Name of Stockholder)

(Signature of Stockholder)

(Print name and title if signing on behalf of an entity)

Shares beneficially owned on the date hereof:

                                          shares of Company Common Stock

[SIGNATURE PAGE TO IRREVOCABLE PROXY]